UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cantor Fitzgerald Income Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of Cantor Fitzgerald Income Trust, Inc.:

It is our pleasure to invite you to the 2025 annual meeting of stockholders of Cantor Fitzgerald Income Trust, Inc. (formerly known as Rodin Global Property Trust, Inc.), a Maryland corporation. The annual meeting will be held as a virtual meeting on December 12, 2025 beginning at 11:00 A.M., Eastern Time. You will be able to participate in the annual meeting, vote and submit your questions via live webcast by visiting https://web.viewproxy.com/CFIT.

The enclosed materials include a notice of meeting, a proxy statement, a proxy card, a self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2024.

It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at the annual meeting, if you so choose.

To vote or to submit your questions during the annual meeting, please log on to https://web.viewproxy.com/CFIT. You will need to enter your control number on your notice of the annual meeting. Your vote is important to us.

We look forward to receiving your proxy and seeing you at the meeting.

By Order of the Board of Directors,

Brandon Lutnick

Chairman

October 27, 2025

New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 12, 2025

To the Stockholders of Cantor Fitzgerald Income Trust, Inc.:

The 2025 annual meeting of stockholders, or the annual meeting, of Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, or the Company, will be held on December 12, 2025, beginning at 11:00 A.M., Eastern Time. We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting. You can participate in the annual meeting, vote and submit your questions during the annual meeting by visiting https://web.viewproxy.com/CFIT. You must have your control number to register, and then you simply follow the instructions you subsequently receive. The matters to be considered and voted upon by stockholders at the annual meeting, which are described in detail in the accompanying proxy statement, are:

1)

a proposal to elect as directors the five individuals nominated by our Board of Directors as set forth in the accompanying proxy statement, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

This notice is accompanied by the Company’s proxy statement, a proxy card, a self-addressed envelope and our Annual Report to Stockholders for the fiscal year ended December 31, 2024. This notice is being mailed to you on or about October 28, 2025.

Stockholders of record at the close of business on October 3, 2025 will be entitled to notice of and to vote at the annual meeting and any postponement or adjournment thereof. Whether or not you plan to attend the annual meeting virtually, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these methods. If you determine to mail us your proxy, please complete, date and sign the proxy card as soon as possible. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. Your vote is very important. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes. If you are the record holder of your shares and you attend the annual meeting virtually, you may withdraw your proxy and vote at such meeting, if you so choose.

Sincerely,

Adam Brajer

Secretary

October 27, 2025

New York, New York

Cantor Fitzgerald Income Trust, Inc.

110 E. 59th Street,

New York, New York 10022

(212) 938-5000

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 12, 2025

GENERAL INFORMATION ABOUT THE MEETING

This proxy statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors, or our Board, of Cantor Fitzgerald Income Trust, Inc., a Maryland corporation, for use at the 2025 annual meeting of stockholders to be held as a virtual meeting on December 12, 2025, at 11:00 A.M. Eastern Time, and any postponements or adjournments thereof. In order to attend the Annual Meeting, and any postponement or adjournment thereof, you must register at https://web.viewproxy.com/CFIT. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. Online access will begin at 10:45 A.M. Eastern Time, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 11:00 A.M. Eastern Time on December 12. 2025. It is important to note that stockholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting.

“We,” “our,” “us,” and “the Company” each refers to Cantor Fitzgerald Income Trust, Inc. We conduct substantially all of our operations and make our investments through our operating partnership, of which we are the sole general partner. References to our operating partnership refer to Cantor Fitzgerald Income Trust Operating Partnership, L.P.

We are a commercial real estate company that intends to invest in a diversified portfolio of stabilized income-producing commercial real-estate and debt secured by commercial real estate located primarily in the United States. We are externally managed by our advisor, Cantor Fitzgerald Income Advisors, LLC, a Delaware limited liability company and a wholly-owned subsidiary of our sponsor, Cantor Fitzgerald Investors, LLC, or CFI. Our advisor conducts our operations and manages our portfolio of investments. We have no direct employees. Our advisor and our sponsor are affiliated with Cantor Fitzgerald, L.P., or Cantor, a diversified organization specializing in financial services and real estate for institutional customers operating in the global financial and commercial real estate markets.

The mailing address of our executive office is 110 E. 59th Street, New York, New York 10022. This proxy statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of shares of our Class AX, Class TX, Class IX, Class T, Class D, Class S and Class I common stock, par value $0.01 per share, which we refer to collectively as common stock, on or about October 28, 2025. Anyone who owned our common stock at the close of business on October 3, 2025 is entitled to notice of and to vote at the annual meeting. Our common stock is the only security entitled to vote at the annual meeting and we refer to this security in this proxy statement as our voting securities. Along with this proxy statement, we are also sending our Annual Report to Stockholders for the fiscal year ended December 31, 2024.

When you return the enclosed proxy card, you are authorizing a proxy to vote your shares of common stock at the meeting as you instruct, unless you return the proxy with no instruction. In this case, the individual designated as proxy to vote your shares of common stock at the annual meeting, Adam Brajer, our Secretary, will vote FOR the election of each of the five director nominees and FOR the ratification of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm. As of the date of this proxy statement, management has no knowledge of any business that will be presented for consideration at the annual meeting and that would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

Ernst & Young, an independent registered public accounting firm, has provided services to us during the past fiscal year, which included the examination of our Annual Report on Form 10-K, review of our quarterly reports and review of registration statements and filings with the Securities and Exchange Commission, or SEC.

Matters to be Considered and Voted Upon at the Annual Meeting

At the annual meeting, our stockholders will consider and vote upon:

1)

a proposal to elect as directors the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	a proposal to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3)	any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock held of record, as of the close of business on October 3, 2025 and will reimburse them for their reasonable out-of-pocket expenses for forwarding the materials.

We have retained Alliance Advisors, Inc., or Alliance, to assist us in the distribution of proxy materials and the solicitation of proxies. We estimate that we will pay Alliance fees and expenses of approximately $26,000 plus reasonable out-of-pocket expenses to solicit proxies incurred in connection with their services, such as the review of proxy materials, distribution of proxy materials, operating online and phone voting systems, and receipt of executed proxies.

In addition to mailing proxy solicitation material, our directors, our officers, affiliates of our advisor and employees of Alliance may also solicit proxies by personal interview, telephone, via the Internet or by any other electronic means of communication we deem appropriate. Our directors, our officers and affiliates of our advisor will not receive any additional remuneration for proxy solicitation.

Stockholders Entitled To Vote

As of the close of business on October 3, 2025, there were 11,634,575.55 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder to one vote. Stockholders of record at the close of business on October 3, 2025 are entitled to notice of and to vote at the annual meeting or any postponement or adjournment thereof.

Abstentions and Broker Non-Votes

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, proxies submitted by a broker for your shares will be considered to be “broker non-votes” with respect to any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Your bank, broker or other nominee does not have discretionary authority to vote your shares for Proposal No. 1, the election of directors. Your bank, broker or other nominee does have discretionary authority to vote your shares for Proposal No. 2, the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum.

Required Quorum/Vote

A quorum will be present if stockholders entitled to cast at least 50% of all the votes entitled to be cast at the annual meeting on any matter are present, virtually or by proxy. If you hold your shares in your own name as holder of record and return a valid proxy, authorize your proxy by mail, telephone or Internet or attend the annual meeting virtually, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned by the chairman of the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Election of the director nominees named in Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares present virtually or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of each of the director nominees named in Proposal No. 1. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any one or more of them. A vote “withheld” or a broker non-vote, if any, will have the same effect as a vote against that nominee.

Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025, as specified in Proposal No. 2, requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. If this selection is not ratified by holders of our voting securities, our Board’s Audit Committee, or our Audit Committee, may, but need not, reconsider its appointment and endorsement. Abstentions, if any, will not be counted as votes cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, Proposal No. 2 because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

If no specification is made on the proxy as to any one or more of the proposals, the shares of our voting securities represented by the proxy will be voted as follows:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

Voting

If you hold your shares of our voting securities in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may authorize a proxy to vote your shares of our voting securities by either visiting our electronic voting site at https://web.viewproxy.com/CFIT, by calling our toll-free voting number at 1-866-402-3905 fromor you may vote your shares virtually at the annual meeting. Please call Alliance, our proxy solicitor, at 1-855-206-1315 for any additional information about voting by proxy or authorizing a proxy by telephone or electronic voting site. Your immediate response will help avoid potential delays and may save us significant expenses associated with soliciting stockholder votes.

To vote or to submit your questions during the annual meeting, please log on to https://web.viewproxy.com/CFIT. You will need to enter your control number on your notice of the annual meeting.

If your shares of our voting securities are held on your behalf by a broker, bank or other nominee, you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the annual meeting. If your shares are not registered in your own name and you plan to vote your shares virtually at the annual meeting, you should contact your broker, bank or other nominee to obtain the instructions.

Right to Revoke Proxy

If you hold shares of our voting securities in your own name as a holder of record, you may revoke your proxy through any of the following methods:

•	send written notice of revocation, prior to the date of the annual meeting, to our Secretary, at 110 East 59th Street, New York, New York 10022;

•	properly sign and mail a new, later-dated proxy card to our Secretary at the address specified above that is received prior to the date of the annual meeting;

•	visit our electronic voting site at https://web.viewproxy.com/CFIT;

•	call our toll-free voting number at 1-866-390-5264 and follow the instructions provided; or

•	attend the annual meeting virtually and vote your shares, although attendance at the annual meeting alone will not by itself constitute revocation of a proxy.

Only the most recent proxy vote will be counted and all others will be disregarded regardless of the method by which the proxy was authorized. If shares of our voting securities are held on your behalf by a broker, bank or other nominee, you must contact it to receive instructions as to how you may revoke your proxy.

Copies of Annual Report to Stockholders

A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2024 is being mailed to stockholders entitled to notice of and to vote at the annual meeting with these proxy materials and is also available without charge to stockholders upon written request to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Annual Report and Quarterly Reports

We make available free of charge through our website at www.cfincometrust.com under the heading “Literature—Investor Materials—SEC Filings” our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports. Requests for copies should be addressed to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is part of the proxy solicitation materials. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Householding Information

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we deliver only one copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2024 to multiple stockholders with the same last name and address, or if we reasonably believe they are members of the same family, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If you participate in householding and wish to receive a separate copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2024, please request a copy in writing from Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street New York, New York 10022, Attn: Chief Financial Officer or by phone by calling 212-938-5000 and a copy will be provided to you promptly.

If you do not wish to continue participating in householding and prefer to receive separate copies of future annual reports to stockholders and other stockholder communications, notify our Chief Financial Officer in writing at the following address: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022 or by phone by calling 212-938-5000.

If you are a stockholder who received multiple copies of our proxy materials or our Annual Report to Stockholders for the fiscal year ended December 31, 2024, you may request householding by contacting us in the same manner.

Voting Results

Alliance will have a representative present at the virtual annual meeting to count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which we plan to file with the SEC within four business days of the annual meeting.

Confidentiality of Voting

We will keep all proxies, ballots and voting tabulations confidential. We will permit only our Inspector of Election, Alliance, to examine these documents, except as necessary to meet applicable legal requirements.

Recommendations of our Board

Our Board recommends a vote:

1)

FOR the election of the five individuals nominated by our Board as set forth in this proxy statement, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualifies;

2)	FOR the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3)	in the discretion of the proxy holder, on any other business that properly comes before the annual meeting or any postponement or adjournment thereof.

BOARD OF DIRECTORS

General

Our Board presently consists of five members. At the annual meeting, stockholders will vote on the election of Messrs. Brandon Lutnick, Kyle Lutnick, Arthur F. Backal, John M. Matteson and Dean Palin, for a

term ending at the 2026 annual meeting of stockholders and until their successors are duly elected and qualify. Mr. Danny H. Salinas will not be standing for re-election to our Board at the Annual Meeting but will continue serving as our Chief Financial Officer and Treasurer.

The director nominees listed below are leaders in business and real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over a period of decades. Each has been chosen to stand for election in part because of his ability and willingness to understand our unique challenges, and evaluate and implement our strategies.

Set forth below is each director nominee’s name and age as of the date of this proxy statement and biographical information. Messrs. Brandon Lutnick, Backal, Matteson and Palin currently serve on our Board and were initially appointed to our Board in February 2017, with the exception of Mr. Brandon Lutnick, who has served as one of our directors since March 2025. Mr. Kyle Lutnick has not previously served on our Board.

Director Nominees

Name	Age
Brandon Lutnick	27
Kyle Lutnick	29
Arthur F. Backal	63
John M. Matteson	61
Dean Palin	56

Brandon Lutnick. Mr. Brandon Lutnick has served as our Chairman since March 2025. Mr. Brandon Lutnick has served as Chairman of Cantor Fitzgerald, L.P. (“Cantor”), the Company’s sponsor, and Chief Executive Officer of CF Group Management, Inc., the managing general partner of Cantor (“CFGM”) since February 2025. Mr. Brandon Lutnick joined Cantor in April 2022 in equity sales and trading and most recently has worked in the Office of the Chairman, managing strategy and overseeing other special projects relating to Cantor and its affiliates since April 2024. Since April 2024, Mr. Brandon Lutnick has also served as the Chairman and Chief Executive Officer of Cantor’s special purpose acquisition companies, commonly referred to as SPACs, including Cantor Equity Partners, Inc. and Cantor Equity Partners I, Inc. Prior to his positions at Cantor, Mr. Brandon Lutnick began his career as a Credit Analyst at Oak Hill Advisors, L.P in June 2021. In May 2021, Mr. Brandon Lutnick graduated from Stanford University with a bachelor’s degree in Symbolic Systems.

Consideration for Recommendation: Our Board believes that Mr. Brandon Lutnick’s diverse corporate experience, including managing corporate strategy and overseeing special projects, supports his nomination and election to our Board.

Kyle Lutnick. Mr. Kyle Lutnick has served as Executive Vice Chairman of Cantor Fitzgerald, L.P. since February 2025. He was named President of CF Group Management, Inc., the managing general partner of Cantor, in February 2025. Mr. Lutnick has served as a director of Newmark Group, Inc. (“Newmark”) since February 2025. From April 2024 to February 2025, Mr. Kyle Lutnick served as Global Managing Director of Knotel, Inc. (“Knotel”), a flexible office and workspace business of Newmark. From May 2021 to March 2024, Mr. Kyle Lutnick also held positions within Knotel, including General Manager of UK & EMEA and Vice President of Business Development. Prior to joining Knotel, from September 2020 to April 2021, Mr. Kyle Lutnick was an Associate on Newmark’s retail advisory team, where he advised clients in New York City. In 2019, Mr. Kyle Lutnick graduated from Stanford University with a bachelor’s degree in Psychology.

Consideration for Recommendation: Our Board believes that Mr. Kyle Lutnick’s experience in real estate and business management supports his nomination and election to our Board.

Arthur F. Backal. Mr. Backal has been one of our independent directors since February 2017. Mr. Backal founded and has served as the President and Chief Executive Officer of Backal Hospitality Group,

LLC, a premier New York-based hospitality and event services company, since December 2007. Mr. Backal also founded and has served as the President of State of the Art Enterprises, Inc., a premier New York-based full- service event planning company, since November 2002. Prior to founding Backal Hospitality Group and State of the Art Enterprises, Mr. Backal focused on the New York hospitality industry, holding various positions with a number of hotels in New York City, including the Plaza, the Pierre, the Helmsley Palace and the St. Regis. Mr. Backal served as a director of Rodin Income Trust, Inc. from March 2021 until its dissolution in December 2022. Mr. Backal holds a Bachelor of Arts in Hospitality Business from Michigan State University.

Consideration for Recommendation: Our Board believes that Mr. Backal’s extensive experience in business management supports his nomination and election to our Board.

John M. Matteson. Mr. Matteson has been one of our independent directors since February 2017. Mr. Matteson is the Founder of The Matteson Companies, or TMC, a Boston-based real estate investment and development company, which he founded in June 2014. At TMC, Mr. Matteson has been responsible, in partnership with GFI Partners, a Boston-based real estate advisor, for acquiring investments, ranging from projects such as net leased warehouse and warehouse development to office and residential development, totaling over $1.2 billion in gross asset value. Prior to forming TMC, Mr. Matteson spent eleven years from September 2004 to June 2014 as the Regional Director of the Archon Group, a Goldman Sachs Company, managing Goldman Sachs’ Boston real estate division, where he was responsible for investing over $2 billion of the firm’s equity nationally, focusing on Boston, New York City and Chicago. Mr. Matteson is a graduate of the University of Wisconsin – Madison where he received a Bachelor of Science in Economics.

Consideration for Recommendation: Our Board believes that Mr. Matteson’s extensive real estate investment experience supports his nomination and election to our Board.

Dean Palin. Mr. Palin has been one of our independent directors and our audit committee financial expert since February 2017. Mr. Palin has served as a Principal of Palin Enterprises, a national real estate organization that oversees a major portfolio of residential, commercial and industrial properties located across the country from New York to California, since 1990. Mr. Palin’s work with Palin Enterprises focuses on the development, including new construction and rehabilitation, and management and leasing of residential, commercial and industrial complexes. During the past 10 years, Mr. Palin has expanded Palin Enterprises’ residential development portfolio with new developments in Brooklyn, Queens and Long Beach, New York. Palin Enterprises owns and operates over five million square feet of industrial space. In addition, over the past 20 years, Mr. Palin has partnered with, operated and invested in many New York City restaurants. Mr. Palin holds a Bachelor of Science in Business from the Boston University School of Management.

Consideration for Recommendation: Our Board believes that Mr. Palin’s extensive experience in real estate and business management supports his nomination and election to our Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer. A copy of our code of ethics may be obtained, free of charge, by sending a written request to 110 East 59th Street, New York, NY 10022, Attention: Chief Financial Officer.

Our Audit Committee

Our Board has a separately designated standing Audit Committee and its primary function is to engage our independent registered public accounting firm and to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process.

Our Audit Committee acts under a written charter adopted by our Board that sets forth the committee’s responsibilities and duties, as well as requirements for the committee’s composition and meetings. Under the Audit Committee charter, our Audit Committee will always be comprised solely of independent directors. A copy of the Audit Committee charter is available without charge to stockholders upon written request to: Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer.

Our Audit Committee held four meetings in 2024. Each director then serving attended 100% of the meetings of our Audit Committee. Our Board has determined that each member of our Audit Committee is independent within the meaning of the applicable New York Stock Exchange, or NYSE, rules. The members of our Audit Committee are Messrs. Backal, Matteson and Palin. Our Board has determined that Mr. Palin, who serves as the chairman of our Audit Committee, is an “audit committee financial expert,” as that term is defined by the SEC.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2024 is presented below under the heading “Audit Committee Report.”

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board because we do not pay any compensation to our officers. Our independent directors participate in the consideration of independent director compensation. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Director Independence

Our charter provides that a majority of our directors must be independent of us, our advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. An “independent director” is a person who is not one of our officers or employees or an officer or employee of our advisor or its affiliates, has not been so for the previous two years and meets the other requirements set forth in our charter. Our independent directors also meet the director independence standards of the NYSE. Our Board has affirmatively determined that Messrs. Backal, Matteson and Palin are independent pursuant to the definition of independence in our charter, which is based on the definition included in the North American Securities Administrators Association, Inc.’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 and amended on September 7, 2025.

Board Leadership Structure; Meetings of Independent Directors

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers to be in our best interests and in the best interests of our stockholders at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues we face, and are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The Chairman and the Chief Executive Officer positions may be filled by one individual or by two different individuals. Our Board believes that the most effective leadership structure for our company at this time is for Mr. Brandon Lutnick to serve as our Chairman and for Mr. William Ferri to serve as our Chief Executive Officer. Our Board continually evaluates the Company’s leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company.

Our Board has determined that it is not necessary to appoint a lead independent director. To promote the independence of our Board and appropriate oversight of management, our independent directors are provided opportunities to meet in executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our independent directors.

During the year ended December 31, 2024, our Board met on four occasions. Each director then serving attended 100% of the meetings of our Board.

Stockholder Communications with our Board

Our Board has established the following means for stockholders to communicate concerns to our Board. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the chairman of our Audit Committee at Cantor Fitzgerald Income Trust, Inc., 110 East 59th Street, New York, New York 10022, Attn: Chief Financial Officer. If the concern relates to our governance practices, business ethics or corporate conduct, the concern may be submitted in writing to our Secretary at the above address. If uncertain as to which category a concern relates, a stockholder may communicate the concern to any of our independent directors in care of our Secretary. Communications received will be distributed by the Secretary to such member or members of our Board as deemed appropriate by the Secretary, depending on the facts and circumstances outlined in the communication received.

Director Nomination Procedures

We do not have a standing nominating committee. Our Board has determined that it is appropriate for us not to have a nominating committee because our Board as currently constituted permits all of our independent directors to consider all matters for which a nominating committee would be ordinarily responsible. Each member of our Board participates in the consideration of nominees. Our charter requires that our directors, other than our independent directors, must have at least three years of relevant experience demonstrating the knowledge and experience required to acquire and manage the type of assets acquired by us and that at least one of our independent directors have three years of relevant real estate experience. While we do not have any other minimum qualifications with respect to nominees, our Board considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. Our Board does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, consideration of diversity will continue to be an important factor in identifying and recruiting new directors.

Our Board will also consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our Board, recommendations made by stockholders must be submitted within the timeframe required for director nominations by stockholders as provided in our bylaws. See “Stockholder Proposals and Director Nominations for 2026” below. In evaluating the persons recommended as potential directors, our Board will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11, of our bylaws.

Risk Oversight

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Our executive officers generally attend all Board meetings and management is readily available to the Board to address any questions or concerns raised by the Board on risk management and any other matters. Our Board’s oversight of risk has not specifically affected its leadership structure.

Director Attendance at Annual Meeting

Our corporate governance guidelines encourage but do not require our directors to attend the annual meeting of stockholders. Five of our five directors attended our annual meeting of stockholders in 2024.

EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board and serve at the discretion of our Board. Set forth below is information, as of the date of this proxy statement, regarding our executive officers:

Name	Age	Position
William Ferri	58	Chief Executive Officer
Danny H. Salinas	44	Director, Chief Financial Officer and Treasurer
Christopher A. Milner	59	President

William Ferri. Mr. Ferri has served as our Chief Executive Officer since March 2025. Mr. Ferri has served as the Global Head of Cantor Fitzgerald Asset Management since January 2022 after a more than 25 year career at UBS. Since 2017, Mr. Ferri was Head of Americas for UBS Asset Management, during which time his business achieved record asset growth and profitability. From 2007 until December 2021, Mr. Ferri was Group Managing Director, and the longest tenured leader on the UBS Asset Management Executive Board, a tenure during which the business grew to over $1 trillion in assets under management and attained its highest historical profitability. Mr. Ferri was a key founder of the UBS O’Connor and Hedge Fund Solutions businesses in 2000, which remain leading global hedge fund industry businesses. Mr. Ferri started his career in 1991 practicing corporate law at Seward & Kissel. He holds a Bachelor of Science in Industrial & Labor Relations from Cornell University and a Juris Doctor from the University of North Carolina at Chapel Hill School of Law.

Danny H. Salinas. Mr. Salinas has served as our director, Chief Financial Officer and Treasurer since September 2025. Mr. Salinas joined Cantor in September 2023 as Senior Managing Director and Chief Financial Officer. As Chief Financial Officer, Mr. Salinas is responsible for Cantor’s financial operations, including accounting, finance, regulatory reporting, treasury, financial planning and analysis, as well as taxation, risk management, and investor relations. Prior to joining Cantor, Mr. Salinas held various executive positions for over a decade at TD Bank Group. Mr. Salinas served as Chief Financial Officer at TD Securities from April 2018 to September 2023 and as Head of US Tax Planning from March 2013 to March 2018. Mr. Salinas also practiced as a tax attorney at Simpson, Thacher & Bartlett, from September 2008 to March 2013, where he advised on strategic corporate transactions. He began his career at Deloitte & Touche, where he received his CPA license. Mr. Salinas holds FINRA Series 27 and 79 licenses. Mr. Salinas holds a Juris Doctor from Georgetown University, where he graduated magna cum laude, and a Bachelor of Science in accounting from Rutgers University.

Christopher A. Milner. Mr. Milner has served as our and our advisor’s President since May of 2020. Mr. Milner has also served as the Head of Commercial Real Estate Investment Management at Cantor Fitzgerald, L.P. since March 2013. In May of 2019 Mr. Milner became a member of the investment committee of the manager for Cantor Silverstein Opportunity Zone series of funds co-sponsored by our sponsor. Additionally, Mr. Milner served as a member of the board of the Institute for Portfolio Alternatives from 2020 to 2022. Previously, Mr. Milner spent 14 years at BlackRock and was a co-founder of its Commercial Real Estate Debt business. Mr. Milner was Global Head of CRE Debt and President of the Carbon Capital series of private real estate debt funds as well as a member of BlackRock’s Corporate Leadership Committee, the Real Estate Executive Committee and the Global Real Estate Investment Committee. Prior to joining BlackRock in 1997, Mr. Milner was responsible for origination, underwriting and securitization of all commercial mortgage conduit loan production at PNC and was also a member of the PNC M&A team which acquired BlackRock and Midland Loan Services in 1995 and 1998, respectively. Mr. Milner received an MBA in finance with a concentration in real estate from Indiana University and a Bachelor of Arts degree in economics from DePauw University.

EXECUTIVE COMPENSATION

Although we have executive officers who manage our operations, we have no direct employees. Our advisor, Cantor Fitzgerald Income Advisors, LLC, and the real estate professionals at our advisor, manage our day-to-day affairs and our portfolio of income-producing commercial properties and other real estate-related assets. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to our advisor and other affiliated companies.

DIRECTOR COMPENSATION

Independent Directors

We compensate each of our independent directors with an annual retainer of $20,000, with the chairman of the audit committee receiving an additional annual retainer of $5,000. In addition, we pay independent directors for attending board and committee meetings $1,000 in cash for each board and committee meeting attended. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board. If a director is also one of our officers, we will not pay any compensation for services rendered as a director. Notwithstanding the foregoing arrangement, each of our independent directors will receive a minimum of $25,000 annually for service on our board of directors.

Director Compensation for 2024

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash	Total
Arthur F. Backal	$28,000	$28,000
John M. Matteson	28,000	28,000
Dean Palin	33,000	33,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of September 24, 2025, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage
Brandon Lutnick	—		—
William Ferri	—		—
Christopher A. Milner	111	*
Paul M. Pion**	—		—
Howard Lutnick***	—		—
Arthur F. Backal	—		—
John M. Matteson	—		—
Dean Palin	—		—
Kyle Lutnick	—		—

All directors and executive officers as a group	111			*

*	Less than 1%.
**	Mr. Pion had resigned from his position of director, chief financial officer and treasurer of our company effective as of September 1, 2025.
***	Mr. Howard Lutnick had resigned from his position of Chairman of our Board, member of our Board and Chief Executive Officer effective as of March 1, 2025.

The percentage of common stock beneficially owned are based on an aggregate of 12,123,950 shares of our common stock outstanding as of June 30, 2025, including 3,206,683 shares of Class AX common stock, 1,449,738 shares of Class TX common stock, 4,780 shares of Class IX common stock, 1,372,524 shares of Class T common stock, 546,387 shares of Class D common stock, 5,399 shares of Class S common stock and 5,860,779 shares of Class I common stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2024, relating to our long-term incentive plan pursuant to which grants of securities may be made from time-to-time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Long-Term Incentive Plans Approved by Stockholders	—	—	2,000,000
Long-Term Incentive Plans Not Approved by Stockholders	N/A	N/A	N/A

Total	—	—	2,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions and currently proposed transactions between us and any related person since January 1, 2024 in which such related person had or will have a direct or indirect material interest.

Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders and have determined that all such transactions are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Fees and Expenses Paid to our Advisor and Affiliates

Our advisor is Cantor Fitzgerald Income Advisors, LLC. Our advisor is a limited liability company that was formed in the State of Delaware on February 11, 2016. As our advisor, Cantor Fitzgerald Income Advisors, LLC has contractual and fiduciary responsibilities to us and our stockholders.

Pursuant to the advisory agreement between us and our advisor, and subject to certain restrictions and limitations, our advisor is responsible for managing our affairs on a day-to-day basis and for identifying, originating, acquiring and managing investments on our behalf. For providing such services, our advisor receives fees and reimbursements from us. The following summarizes these fees and reimbursements.

Organization and Offering Expenses. We will reimburse our advisor and its affiliates for organization and offering costs it incurs on our behalf but only to the extent that the reimbursement does not cause the selling commissions, the dealer manager fees and the other organization and offering expenses borne by us to exceed 15.0% of gross offering proceeds as of the date of the reimbursement. If we raise the maximum offering amount in the primary portion of our public offerings and under the distribution reinvestment plan, we estimate organization and offering expenses (other than selling commissions and the dealer manager fee), in the aggregate, to be 1% of gross offering proceeds. These organization and offering costs include all costs (other than selling commissions, the dealer manager fee and the distribution fees) to be paid by us in connection with our public offerings, including our legal, accounting, printing, mailing and filing fees, charges of our transfer agent, charges of our advisor for administrative services related to the issuance of shares in our public offerings, reimbursement of bona fide due diligence expenses of broker-dealers, and reimbursement of our advisor for costs in connection with preparing supplemental sales materials. Our advisor agreed to pay all of our organization and offering expenses on our behalf (other than selling commissions, dealer manager fees and distribution fees) through May 18, 2018. We began reimbursing our advisor for such costs ratably over the 36 months following May 18, 2018; provided that we will not be obligated to pay any amounts that as a result of such payment would cause the aggregate payments for organization and offering costs paid by the advisor to exceed 1% of gross offering proceeds as of such payment date. For purposes of calculating our net asset value, the organization and offering costs paid by our advisor through May 18, 2018 will not be reflected in our net asset value until we reimburse the advisor for these costs. After May 18, 2018, our advisor, in its sole discretion, may pay some or all of the additional organization and offering costs incurred, but is not required to do so. To the extent our advisor pays such additional organization and offering costs, we will be obligated to reimburse the advisor subject to the 1% cap described above.

Acquisition Expenses. We do not intend to pay our advisor any acquisition fees in connection with making investments. We will, however, provide reimbursement of customary acquisition expenses (including expenses relating to potential investments that we do not close), such as legal fees and expenses (including fees of in-house counsel of affiliates and other affiliated service providers that provide resources to us), costs of due diligence (including, as necessary, updated appraisals, surveys and environmental site assessments), travel and communication expenses, accounting fees and expenses and other closing costs and miscellaneous expenses relating to the acquisition or origination of our investments. While most of the acquisition expenses are expected to be paid to third parties, a portion of the out-of-pocket acquisition expenses may be paid or reimbursed to the advisor or its affiliates.

Asset Management Fees. We pay our advisor a monthly asset management fee equal to one-twelfth of 1.20% of our most recently disclosed net asset value.

Performance Participation. Effective August 10, 2020, through its ownership of the special units of our operating partnership, our advisor, through a special unit holder, an affiliate of our advisor, also holds a performance participation interest in our operating partnership that entitles it to receive an allocation of our operating partnership’s total return to its capital account. Total return is defined as distributions paid or accrued plus the change in net asset value for the applicable period. Under the limited partnership agreement of our operating partnership, the annual total return will be allocated solely to the special unit holder after the other unit holders have received a total return of 5% (after recouping any loss carryforward amount) and such allocation will continue until the allocation between special unit holders and all other unit holders is equal to 12.5% and 87.5% respectively. Thereafter, the special unit holder will receive an allocation of 12.5% of the annual total return. The allocation of the performance participation interest will be paid in cash or Class I operating partnership units, at the election of the special unit holder.

Other Operating Expenses. We will reimburse our advisor’s costs of providing administrative services, subject to the following limitations. We generally will not reimburse our advisor for any amount by which our total operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets (as defined in our advisory agreement) and (ii) 25% of net income other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of investments for that period. After the end of any fiscal quarter for which our total operating expenses exceed this 2%/25% limitation for the four fiscal quarters then ended, if our independent directors exercise their right to conclude that this excess was justified, this fact will be disclosed in writing to the holders of shares of our common stock within 60 days. If our independent directors do not determine such excess expenses are justified, our advisor is required to reimburse us, at the end of the four preceding fiscal quarters, by the amount that our aggregate annual total operating expenses paid or incurred exceed this 2%/25% limitation.

In addition, subject to other limitations on the incurrence and reimbursement of operating expenses contained in our advisory agreement, operating expenses which have been incurred and paid by our advisor will not become our obligation unless our advisor has invoiced us for reimbursement, which will occur in a quarterly statement and accrued for in the respective period. Our advisor will not invoice us for any reimbursement if the impact of such would result in us incurring an obligation in an amount that would result in our net asset value per share for any class of shares to be less than $25.00. We may, however, incur and record an obligation to reimburse our advisor, even if it would result in our net asset value per share for any class of shares for such quarter to be less than $25.00, if our board of directors determines that the reasons for the decrease of our net asset value per share below $25.00 were unrelated to our obligation to reimburse our advisor for operating expenses.

In addition, all or a portion of the operating expenses, which have not been previously paid by us or invoiced by our advisor may be in the sole discretion of our advisor (i) waived by our advisor, (ii) reimbursed to our advisor in any subsequent quarter or (iii) reimbursed to our advisor in connection with a liquidity event or termination of the advisory agreement, provided that we have fully invested the proceeds from our offerings and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on their invested capital. Any reimbursement of operating expenses remains subject to the limitations described above, including the 2%/ 25% limitations and the related approval requirements.

Reimbursable operating expenses include personnel and related employment costs incurred by our advisor or its affiliates in performing the services described in the advisory agreement, including but not limited to reasonable salaries and wages, benefits and overhead of all employees directly involved in the performance of such services. We will not reimburse our advisor for costs of such employees of our advisor or its affiliates to the extent that such employees (A) perform services for which our advisor receives disposition fees or (B) serves as our executive officer.

Property Management and Oversight Fees. If the advisor or an affiliate is a property manager with respect to a particular property, we will generally pay market rate property management fees.

Leasing Commissions. We will pay customary leasing fees if our advisor or an affiliate is our primary leasing agent. Such fees will be paid in an amount that is usual and customary in that geographic area for that type of property.

Fees for Other Services. We may retain certain of our advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include accounting and audit services, account management services, corporate secretarial services, data management services, directorship services, information technology services, finance/budget services, human resources, judicial processes, legal services, operational services, risk management services, tax services, treasury services, loan management services, construction management services, property management services, leasing services, loan origination services, debt servicing, brokerage services, transaction support services (which may consist of assembling relevant information with respect to investment acquisitions and dispositions, conducting financial and market analyses, coordinating closing and post-closing procedures, coordinating of design and development works, coordinating with brokers, lawyers, accountants and other advisors, assisting with due diligence, site visits and other services), transaction consulting services and other similar operational matters. Any fees paid to our advisor’s affiliates for any such services will not reduce the asset management fee. Any such arrangements will be at market rates.

Selling Commissions and Dealer Manager Fees

The dealer manager for our public offerings, Cantor Fitzgerald & Co., is a registered broker-dealer and is affiliated with our advisor and our sponsor. We entered into the dealer manager agreements with the dealer manager in connection with our initial public offering and our follow-on offerings and are obligated to pay various commissions and fees with respect to the shares of Class AX, Class TX, Class IX, Class T, Class S, Class D and Class I common stock distributed in our public offerings. CFI has paid a portion of the selling commissions and all of the dealer manager fees, up to a total of 4% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock, as well as 1.5% of gross offering proceeds from the sale of shares of Class IX common stock, incurred in connection with our initial public offering. We refer to this payment as sponsor support and will reimburse such expenses (i) immediately prior to or upon the occurrence of a liquidity event, including (A) the listing our common stock on a national securities exchange or (B) a merger, consolidation or a sale of substantially all of our assets or any similar transaction or any transaction pursuant to which a majority of our board of directors then in office are replaced or removed, or (ii) upon the termination of our advisory agreement by us or by our advisor. In each such case, we only will reimburse CFI after we have fully invested the proceeds from our initial public offering and our initial public stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6% cumulative, non-compounded annual pre-tax return on such invested capital.

Selling Commissions. Selling commissions in our follow-on offerings consist of 3% and 3.5% of gross offering proceeds from the sale of shares of Class T common stock and Class S common stock, respectively. All or a portion of such selling commissions may be re-allowed to participating broker-dealers. No selling commissions will be payable with respect to shares of Class D and Class I common stock or with respect to shares issued pursuant to our distribution reinvestment plan. Selling commissions payable to our dealer manager in our initial public offering consisted of (i) up to 1% of gross offering proceeds paid by CFI for shares of Class AX common stock and Class TX common stock and, (ii) up to 5% and 2% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock, respectively. No selling commissions were payable with respect to shares of Class IX common stock.

Dealer Manager Fees. Dealer manager fees payable to our dealer manager in our follow-on offerings consist of up to 0.5% of gross offering proceeds from the sale of shares of Class T common stock. No dealer manager fees will be payable with respect to shares of Class S common stock, Class D common stock, Class I common stock or with respect to shares issued pursuant to our distribution reinvestment plan. Dealer manager fees payable to our dealer manager in our initial public offering consisted of up to 3.0% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock and up to 1.5% of gross offering proceeds from the sale of shares of Class IX common stock, all of which were paid by CFI. A portion of such dealer manager fees may be re-allowed to participating broker-dealers as a marketing fee.

Distribution Fees. Under our dealer manager agreements, distribution fees are payable to our dealer manager with respect to shares of our Class TX common stock, Class T common stock, Class S common stock and Class D common stock, all or a portion of which may be re-allowed by the Dealer Manager to participating broker- dealers. Under the dealer manager agreement for the initial public offering, the distribution fees for shares of Class TX common stock accrue daily and are calculated on outstanding shares of Class TX common stock issued in the primary portion of the initial public offering in an amount equal to 1.0% per annum of (i) the gross offering price per shares of Class TX common stock in the primary offering, or (ii) if we are no longer offering shares in a public offering, the most recently published net asset value per share of Class TX common stock. Under the dealer manager agreements for the follow-on offerings, we have agreed to pay our dealer manager (a) with respect to the shares of Class T common stock and Class S common stock, a distribution fee in an annual amount equal to 0.85% of the aggregate net asset value of the outstanding shares of Class T common stock and Class S common stock, as applicable, and (b) with respect to the shares of Class D common stock, a distribution fee in an annual amount equal to 0.25% of the aggregate net asset value of the outstanding shares of Class D common stock. The distribution fees are payable monthly in arrears and are paid on a continuous basis from year to year.

We will cease paying distribution fees with respect to each shares of Class TX common stock, including any shares of Class TX common stock issued pursuant to our distribution reinvestment plan, on the earliest to occur of the following: (i) a listing of shares of our common stock on a national securities exchange; (ii) such share of Class TX common stock no longer being outstanding; (iii) the dealer manager’s determination that total underwriting compensation from all sources, including dealer manager fees, selling commissions, distribution fees and any other underwriting compensation paid to participating broker dealers with respect to all shares of Class AX common stock, Class TX common stock and Class IX common stock, would be in excess of 10% of the gross proceeds of the primary portion of the initial public offering; or (iv) the end of the month in which the transfer agent, on our behalf, determines that total underwriting compensation, including dealer manager fees, sales commissions, distribution fees and any other underwriting compensation paid to participating broker dealers with respect to the shares of Class TX common stock held by a stockholder within his or her particular account, would be in excess of 10% of the total gross investment amount at the time of purchase of the primary shares of Class TX common stock held in such account (or, in the case of shares sold through certain participating broker dealers, a lower limit as set forth in any applicable agreement between our dealer manager and a participating broker dealer in effect at the time such shares were issued to such account).

We will cease paying the distribution fee with respect to any shares of Class T common stock, Class S common stock or Class D common stock held in a stockholder’s account at the end of the month in which our dealer manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and distribution fees paid with respect to the shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of shares of Class T common stock sold through certain participating broker-dealers, a lower limit as set forth in the applicable agreement between the dealer manager and a participating broker-dealer at the time such shares of Class T common stock were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto).

The following table summarizes the fees and expenses incurred by us and paid to our advisor and its affiliates and our dealer manager for the six months ended June 30, 2025:

		Due to related parties as of	Six months ended June 30, 2025		Due to related parties as of
Type of Fee or Reimbursement	Financial Statement Location	December 31, 2024	Incurred	Paid	June 30, 2025
Management Fees
Asset management fees	Management fees	$4,291,482	$1,836,863	$—	$2,613,349
Property management and oversight fees	Management fees	442,422	1,222,970	1,165,333	252,130
Organization, Offering and Operating Expense Reimbursements
Operating expenses(1)	General and administrative expenses	4,245,085	—	—	4,245,085
Expense reimbursement(2)	Cash and Cash Equivalents	2,972,502	3,842,585	—	6,815,087
Offering costs(3)	Additional paid-in capital	—	—	—	—
Commissions and Fees
Selling commissions and dealer manager fees, net	Additional paid-in capital	—	17,526	17,526	—
Distribution fees(4)	Additional paid-in capital	23,586	162,073	160,103	25,556
Investment Funding
Distribution due(5)	Additional paid-in capital	—	—	—	—
Application fee reimbursement(6)	Investment in real estate, net	100,000	—	—	100,000
Good faith deposit reimbursement(6)	Investment in real estate, net	670,000	—	—	670,000
Membership interest purchase reimbursement(7)	Additional paid-in capital	119,384	—	—	119,384
Total		$12,864,461	$7,082,018	$1,587,846	$18,358,633

Note:

(1) As of June 30, 2025, our advisor has incurred, on our behalf, a total of $19,667,517 in unreimbursed operating expenses, including a total of $1,750,510 for the six months ended June 30, 2025 for which the advisor has not invoiced us for reimbursement. The total amount of unreimbursed operating expenses may, in future periods, be subject to reimbursement by us pursuant to the terms of the advisory agreement.

(2) Reflects amounts owed to CFI from us in relation to real estate tax payments for the West End Property, the Pearland Property, the Palms Property, the Longmire Property, and the Keller Property and insurance payments for the Fisher Road Property.

(3) As of June 30, 2025, our advisor has incurred, on our behalf, a total of $15,132,046 of O&O costs, of which our obligation is limited to $0, pursuant to the 1% Cap.

(4) The incurred amount reflects the change in accrual.

(5) Reflects amounts owed to CFI from us in relation to the loan application deposit for the ON3 Property.

(6) Reflects a good faith deposit owed to CFI in connection with the Keller Property loan refinance.

(7) Reflects amount owed to CFI in connection with the Summerfield MT JV remaining interest purchase on behalf of CFIT.

The following table summarizes the fees and expenses incurred by us and paid to our advisor and its affiliates and our dealer manager for the year ended December 31, 2024:

		Due to related parties as of	Year ended December 31, 2024		Due to related parties as of
Type of Fee or Reimbursement	Financial Statement Location	December 31, 2023	Incurred	Paid	December 31, 2024
Management Fees
Asset management fees	Management fees	$719,851	$3,571,631	$—	$4,291,482
Property management and oversight fees	Management fees	80,762	2,511,875	2,150,215	442,422
Organization, Offering and Operating Expense Reimbursements
Operating expenses(1)	General and administrative expenses	4,245,085	—	—	4,245,085
Expense reimbursement(2)	Cash and Cash Equivalents	393,887	2,578,615	—	2,972,502
Offering costs(3)	Additional paid-in capital	—	—	—	—
Commissions and Fees
Selling commissions and dealer manager fees, net	Additional paid-in capital	—	84,138	84,138	—
Distribution fees(4)	Additional paid-in capital	34,208	287,317	297,939	23,586
Investment Funding
Distribution due	Additional paid-in capital	202,430	—	202,430	—
Application fee reimbursement(5)	Investment in real estate, net	100,000	—	—	100,000
Good faith deposit reimbursement(6)	Investment in real estate, net	—	670,000	—	670,000
Membership interest purchase reimbursement(7)	Additional paid-in capital	—	119,384	—	119,384
Total		$5,776,223	$9,822,960	$2,734,722	$12,864,461

Note: (1)

As of December 31, 2024, our advisor has incurred, on our behalf, a total of $18,253,132 in unreimbursed operating expenses, including a total of $3,593,924 for the year ended December 31, 2024 for which our advisor has not invoiced us for reimbursement. The total amount of unreimbursed operating expenses may, in future periods, be subject to reimbursement by us pursuant to the terms of the advisory agreement.

(2) Reflects amounts owed to CFI from us in relation to real estate tax payments for the West End Property, the Pearland Property, and the Palms Property and insurance payments for the Fisher Road Property.

(3) As of December 31, 2024, our advisor has incurred, on behalf of us, a total of $14,747,673 of O&O Costs, of which our obligation is limited to $0, pursuant to the 1% Cap.

(4) The incurred amount reflects the change in accrual.

(5) Reflects amounts owed to CFI from us in relation to the loan application deposit for the ON3 Property.

(6) Reflects a good faith deposit owed to CFI in connection with the Keller Property loan refinance.

(7) Reflects amounts owed to CFI in connection with the Summerfield MT JV remaining interest purchase on behalf of CFIT.

Investment by Our Sponsor

Our sponsor initially invested $200,001 in us through the purchase of 8,180 shares of Class AX common stock at $24.45 per share. Our sponsor may not sell any of these shares during the period it serves as our sponsor. Neither our advisor nor our sponsor currently has any options or warrants to acquire any of our shares.

As of June 30, 2025, our sponsor has invested $6,650,001 in us through the purchase of 262,262 shares (8,180 shares of Class AX common stock for an aggregate purchase price of $200,001, 183,157 shares of Class IX common stock for an aggregate purchase price of $4,582,280, and 70,925 shares of Class I common stock for an aggregate purchase price of $1,867,720). Our sponsor purchased 125,157 of the shares of Class IX common stock in the amount of $3,132,280 pursuant to the distribution support agreement, which provides that in certain circumstances where our distributions exceed our modified funds from operations, our sponsor will purchase up to $5.0 million of shares of Class IX common stock (including the $2.0 million of shares purchased in order to satisfy the minimum offering requirement) at the then current offering price per shares of Class IX common stock net of dealer manager fees to provide additional cash to support distributions to the Company’s stockholders. On August 10, 2020, we and the sponsor entered into the amended distribution support agreement to ensure that we have a sufficient amount of funds to pay cash distributions to stockholders during the follow-on offering. Our sponsor purchased 70,925 shares of Class I common stock in the amount of $1,867,720 pursuant to the amended distribution support agreement and as of June 30, 2025, our sponsor has fulfilled its obligation under the amended distribution support agreement.

Sponsor Support

Our sponsor, CFI, is a Delaware limited liability company and an affiliate of Cantor. Our sponsor has paid a portion of selling commissions and all of the dealer manager fees, up to a total of 4.0% of gross offering proceeds from the sale of shares of Class AX common stock and Class TX common stock, as well as 1.5% of gross offering proceeds from the sale of shares of Class IX common stock, incurred in connection with our initial public offering. We will reimburse such expenses (i) immediately prior to or upon the occurrence of a liquidity event, including (A) the listing of our common stock on a national securities exchange or (B) a merger, consolidation or sale of substantially all of our assets or any similar transaction or any transaction pursuant to which a majority of our directors then in office are replaced or removed, or (ii) upon the termination of the advisory agreement by us or by the advisor. In each such case, we only will reimburse the sponsor after we have fully invested the proceeds from our initial public offering and our stockholders have received, or are deemed to have received, in the aggregate, cumulative distributions equal to their invested capital plus a 6.0% cumulative, non-compounded annual pre-tax return on such invested capital. As of June 30, 2025, our sponsor has paid sponsor support totaling $5,374,526.

Jointly Owned Investments

As of June 30, 2025, we owned interests in ten jointly owned investments with some or all of the remaining interest held by affiliates of our advisor.

Policies Governing Related Person Transactions

In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our sponsor, our advisor, our directors or their respective affiliates. The types of transactions covered by these policies include the compensation paid to our advisor, decisions to renew our advisory agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our sponsor, our advisor or any of our directors has an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction.

Independent Directors’ Review of our Policies

As required by our charter, our independent directors have reviewed our policies, including but not limited to our policies regarding investments, leverage, conflicts of interest and investment allocation, and determined that they are in the best interests of our stockholders. Our key policies that provided the basis for such determination are summarized herein.

AUDIT COMMITTEE REPORT

The following is a report of the Audit Committee of the Board of Directors, or the Board, of Cantor Fitzgerald Income Trust, Inc., or the Company. Each of the three Audit Committee members is independent as such term is defined under the New York Stock Exchange listing standards and applicable Securities and Exchange Commission, or SEC, regulations.

The primary purpose of the Audit Committee is to assist the Board with the oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices; (2) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance; (3) the independence and qualifications of the Company’s independent auditors; (4) the performance of the Company’s internal audit function and its independent auditors; and (5) the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written charter which more fully describes the Audit Committee’s function. A copy of the charter is available under the corporate governance section of the Company’s website.

In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended December 31, 2024. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee also discussed with Ernst & Young its independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

This report of the Audit Committee does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee:

Dean Palin, Chairman

Arthur F. Backal

John M. Matteson

INDEPENDENT ACCOUNTANTS

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees that we were billed for the fiscal years ended December 31, 2024 and 2023 by our independent registered public accounting firm, Ernst & Young, were as follows:

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023

Audit fees	$368,500	$379,500
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$368,500	$379,500

Audit fees include amounts billed to us related to annual financial statement audit work, seed balance sheet audit work, quarterly financial statement reviews and review of SEC registration statements.

The Audit Committee of our Board of Directors was advised that there were no services provided by Ernst & Young that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Ernst & Young from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our Board of Directors, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members or a subcommittee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

PROPOSAL NO. 1:

ELECTION OF BOARD OF DIRECTORS

Our Board has recommended that each of Messrs. Brandon Lutnick, Kyle Lutnick, Arthur F. Backal, John M. Matteson and Dean Palin be elected to serve on our Board, until the annual meeting of stockholders for 2026 and until his successor is duly elected and qualifies. For certain information regarding each nominee, see “Board of Directors” above.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, a nominee should become unavailable to serve, the shares of common stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board, unless our Board determines to reduce the number of directors in accordance with the Company’s charter and bylaws, as then in effect.

Election of the director nominees named in this proposal requires the affirmative vote of the holders of a majority of the shares present virtually or by proxy at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees. A vote “withheld” from a director nominee or a broker non-vote, if any, will have the same effect as a vote against the nominee. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of good corporate governance. Ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting.

If this selection is not ratified by our stockholders, our Audit Committee may, but is not obligated to, reconsider its recommendation. Abstentions, if any, will not be counted as having been cast and will have no effect on the outcome of the vote for this proposal. Broker non-votes will not arise in connection with, and will have no effect on the outcome of, this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026

Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2026 annual meeting of stockholders if they are received by us on or before June 30, 2026. Stockholder proposals must be directed to the Secretary, Cantor Fitzgerald Income Trust, Inc., at 110 East 59th Street, New York, New York 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within the timeframe for submission of stockholder proposals and director nominations under our bylaws. In order to be “timely” under our current bylaws, proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and director nominations must be submitted, in accordance with the requirements of our current bylaws, not later than 5:00 P.M., local time, on June 30, 2026 and not earlier than May 30, 2026; provided, however, in the event that the date of the 2026 annual meeting of stockholders is advanced or delayed by more than 30 days from December 12, 2026, a proposal or nomination by a stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of: (i) the 120th day prior to the date of such annual meeting; or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition, for stockholder nominees for directors to be considered timely for inclusion on a universal proxy card pursuant to Rule 14a-19 under the Exchange Act, stockholders must provide notice to us no later than October 13, 2026, containing the information required by Rule 14a-19 under the Exchange Act; provided, however, that if the date of the 2026 annual meeting of stockholders is advanced or delayed by more than 30 days from December 12, 2026, then such notice must be provided by the later of (i) 60 calendar days prior to the date of such annual meeting or (ii) the tenth calendar day following the day on which public announcement of the date of such annual meeting is first made.

INCORPORATION BY REFERENCE

This proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

OTHER MATTERS

Our Board knows of no other matters that have been submitted for consideration at this annual meeting. If any other matters properly come before our stockholders at this annual meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their discretion.

By Order of the Board of Directors,

Brandon Lutnick

Chairman

October 27, 2025

New York, New York

CANTOR Fitzgerald

NAME & ADDRESS HERE

As a stockholder of Cantor Fitzgerald Income Trust, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on Thursday, December 11, 2025.

PROXY VOTING INSTRUCTIONS

ONLINE - https://www.fcrvote.com/CFIT

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the instructions to record your vote

PHONE - 1-866-402-3905

LIVE AGENT - 1-855-206-1315

MAIL

Scan QR Code for Digital Voting

CONTROL NUMBER

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

2025 Annual Meeting of Stockholders
For stockholders of record as of October 3, 2025

CANTOR FITZGERALD INCOME TRUST, INC.

DATE/TIME: Friday, December 12, 2025 at 11:00 A.M. Eastern Time
PLACE: Live via webcast at https://web.viewproxy.com/CFIT

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 P.M. Eastern Time, December 11, 2025

The undersigned stockholder hereby appoints Adam Brajer as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cantor Fitzgerald Income Trust, Inc. (the "Company"), on behalf and in the name of the undersigned, to attend the 2025 Annual Meeting of Stockholders of the Company to be held as a virtual meeting via a live webcast on Friday, December 12, 2025 at 11:00 a.m. EST at https://web.viewproxy.com/CFIT and at any and all adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of the 2025 Annual Meeting of Stockholders, the proxy statement. You can register to attend and vote at the virtual Annual Meeting at https://web.viewproxy.com/CFIT and follow the instructions. After registering, you will receive an email with further instructions related to the virtual meeting.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

☐ Address Change:
(If you noted any address changes above, please mark box.)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTIONS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE POWER AND AUTHORITY TO ADJOURN OR POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN.

Signature ______________________________

Date ______________________________

Title ______________________________

Signature (Joint Owners) ______________________________

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have of the your methods ballot below ready for and easy please voting: use one Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Cantor Fitzgerald Income Trust, Inc. Internet: • www.proxypush.com/CFIT Cast your vote online 2024 Annual Meeting of Stockholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of September 25, 2024 Phone: Thursday, December 5, 2024 11:00 AM, Eastern Time 1-866-390-5264 Live via webcast at www.proxydocs.com/CFIT • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Live Agent: 1-888-521-3480 Speak to a live agent and vote on a recorded line YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:00 PM, Eastern Time, December 4, 2024. Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors Directors The undersigned of Cantor stockholder Fitzgerald hereby Income appoints Trust, Inc John . (the J . “Company”), Jones as proxy on behalf and attorney and in- in the -fact, name with of full the power undersigned, of substitution to attend as the determined 2024 Annual by the Meeting Board of of Stockholders www.proxydocs of. com/CFIT the Company and at to any be held and all as adjournments a virtual meeting or postponements via a live webcast thereof, on and Thursday, to cast December on behalf 5, of 2024 the undersigned at 11:00 AM all Eastern votes which Time the at meeting undersigned and would any adjournments be entitled to cast or postponements if personally present, thereof, as indicated with all powers on the reverse possessed side of by this the ballot, undersigned and otherwise if personally to represent present the. undersigned The undersigned at the acknowledges Annual Meeting receipt at www of. proxydocs the notice. com/CFIT of the 2024 and Annual follow Meeting the instructions of Stockholders, . After registering the proxy you statement will receive . You an can email register with further to attend instructions and vote related at the virtual to the virtual meeting. WHEN THE MANNER THIS PROXY DIRECTED IS PROPERLY HEREIN. EXECUTED, IF NO DIRECTION THE VOTES IS MADE, ENTITLED THE VOTES TO BE ENTITLED CAST BY THE TO BE UNDERSIGNED CAST BY THE STOCKHOLDER UNDERSIGNED WILL STOCKHOLDER BE CAST IN WILL AUTHORIZED BE CAST TO “FOR” VOTE ALL UPON OF SUCH THE NOMINEES OTHER MATTERS FOR DIRECTOR AS MAY PROPERLY LISTED IN COME PROPOSAL BEFORE 1 AND THE “FOR” MEETING PROPOSAL OR ANY 2 .ADJOURNMENTS THE PROXIES ARE OR POSTPONEMENTS SUCH A RECOMMENDATION, THEREOF IN IN ACCORDANCE THEIR DISCRETION, WITH INCLUDING, THE RECOMMENDATION BUT NOT LIMITED OF THE TO, BOARD THE POWER OF DIRECTORS AND AUTHORITY OR, IN THE TO ADJOURN ABSENCE OR OF POSTPONE THE MEETING TO PROVIDE MORE TIME TO SOLICIT PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN. accordance You are encouraged with the Board to specify of Directors’ your choice recommendation by marking the . The appropriate Named Proxies box (SEE cannot REVERSE vote your SIDE) shares but unless you need you sign not mark (on the any reverse box if side) you wish and return to vote this in card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 12, 2025

The Proxy Statement is available at:
https://web.viewproxy.com/CFIT

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

To vote, you are encouraged to mark your selection by checking the appropriate box (SEE BELOW). However, if you wish to vote in line with the recommendations of the Board of Directors, you may leave the boxes unmarked.

Important: Your shares cannot be voted unless you sign and return this card (see reverse side for signature line).

To vote, fill in the boxes with blue or black ink. Example: ☒

NOMINEES	FOR	AGAINST	ABSTAIN
(1) Brandon Lutnick	☐	☐	☐
(2) Kyle Lutnick	☐	☐	☐
(3) Arthur F. Backal	☐	☐	☐
(4) John M. Matteson	☐	☐	☐
(5) Dean Palin	☐	☐	☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

Cantor Fitzgerald Income Trust, Inc. 2024 Annual Meeting of Stockholders Please mark your ballot like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE 1. Election of Directors to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify. FOR WITHHOLD 1.01 Howard W. Lutnick #P2# #P2# 1.02 Paul M. Pion #P3# #P3# 1.03 Arthur F. Backal #P4# #P4# 1.04 John M. Matteson #P5# #P5# 1.05 Dean Palin #P6# #P6# FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. #P7# #P7# #P7# You must register to attend the meeting online and/or participate at www.proxydocs.com/CFIT Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date